UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	December	31

Date of reporting period:	December	31, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Dividend Income Fund

Annual Report
12.31.06

TABLE OF CONTENTS

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 1 1

Notes to financial
statements
page 1 6

Trustees and officers
page 3 2

For more information
page 3 6

CEO corner

To Our Shareholders,

The future has arrived at John Hancock Funds.

We have always been firm believers in the powerful role the Internet can play in providing fund information to our shareholders and prospective investors. Recently, we launched a redesigned, completely overhauled Web site that is more visually pleasing, easier to navigate and, most importantly, provides more fund information and learning tools without overwhelming the user.

Not long after we embarked on this major project, a study was released by the Investment Company Institute, the mutual fund industry’s main trade group, which found that an overwhelming majority of shareholders consider the Internet the “wave of the future” for accessing fund information.

Our new site sports fresher and faster ways to access account information. New innovations allow investors to view funds by risk level, track the performance of the John Hancock funds of their choice or sort funds by Morningstar, Inc.’s star ratings. Investors who own a John Hancock fund through a qualified retirement plan and don’t pay sales charges when making a purchase have the option of sorting by a “Load Waived” Morningstar Rating, thereby creating an apples-to-apples comparison with no-load funds that may also be available in their retirement plan.

The new site also has more educational tools and interactive modules to educate and assist investors with their financial goals, from college savings to retirement planning. A new “I want to…” feature allows investors to check performance, invest more money, update personal information or download prospectuses and forms quickly and easily.

In another of our ongoing efforts to provide our shareholders with top-notch service, we also redesigned our shareholder reports, as you may have noticed with this report. We hope the larger size, more colorful cover and redesigned presentation of the commentary and data tables will draw you in and make them easier to read.

After you’ve read your shareholder report, we encourage you to visit our new Web site — www.jhfunds.com — and take a tour. It’s easy, fast and fun and allows you to be in control of what you see and do. In short, it’s the wave of the future!

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of December 31, 2006. They are subject to change at any time.

Your fund at a glance

The Fund seeks to provide a high level of after-tax total return from dividend income and capital appreciation. To meet its objectives, the Fund normally invests at least 80% of its assets in dividend-paying common and preferred securities that the Adviser believes are eligible to pay dividends that qualify for U.S. taxation rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15%.

Over the last twelve months

► Utility common stocks performed quite well during the period, powered by a combination of favorable developments.

► After struggling in the first half, preferred stocks rebound strongly in the second half.

► The Fund outperformed peers and benchmark indexes on a net asset value level.

Top 10 issuers

Regions Financial Corp.	3.9%	OGE Energy Corp.	2.6%

Bank of America Corp.	3.4%	KeySpan Corp.	2.5%

NSTAR	2.8%	Dominion Resources, Inc.	2.4%

Duke Energy Corp.	2.7%	Ameren Corp.	2.2%

ONEOK, Inc.	2.6%	DTE Energy Co.	2.2%

As a percentage of net assets plus the value of preferred shares on December 31, 2006.

Managers’ report

John Hancock
Tax-Advantaged
Dividend Income Fund

After more than 20 years of distinguished service, James K. Schmidt will retire on April 30, 2007. The Fund will continue to be co-managed by Gregory Phelps, Mark Maloney and Lisa Welch, who have been members of the team since the Fund’s inception in 2004.

In a year when the broader stock market posted strong gains, utility common stocks — a primary area of emphasis for John Hancock Tax-Advantaged Dividend Income Fund — performed extremely well for the 12-month period ended December 31, 2006. Like most stocks, utility common stocks periodically struggled in the first half of the period amid rising interest rates and the threat of inflation. But the group was able to shrug off those concerns, bolstered by a number of favorable developments.

Worldwide demand for power was quite high, powered by strong global economic conditions. Additionally, continued high energy prices throughout the first half of the period benefited some utilities that generate excess power from low-cost sources like coal or nuclear plants and sell that extra capacity at an attractive rate.

Utilities also got a boost from investors’ growing recognition that the group had shed non-core businesses and reduced debt, allowing utility

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

OGE Energy	▲	Renewed investor interest in company’s mid-stream gas processing business
Kinder Morgan	▲	News of management-led buyout cheers investors
Royal Bank of	▼	Low coupon issue struggles to grab investors’ attention
Scotland

Portfolio Managers, MFC Global Investment Management (U.S.), LLC.
Gregory K. Phelps, James K. Schmidt, CFA, Mark T. Maloney and Lisa A. Welch

companies to generate some of the most attractive dividends around. Utility common stocks also were helped by a mini wave of merger and acquisition activity, as well as by growing investor interest in defensive industries that tend to perform well amid slowing economic conditions.

After suffering disappointing returns in the first half of the year, preferred stocks rallied strongly during the second half and ended the year with solid  absolute returns. Early on, preferred stocks were hurt by news of strong economic growth and mounting inflation pressures, which in turn fueled concerns about more interest rate hikes. Because preferreds make fixed income payments in the form of dividends, their prices tend to move higher and lower in response to expectations for interest rates and inflation. Preferreds also were forced to contend with a glut of new issuance, which typically came to market with higher yields than already-outstanding securities, making older issues less attractive. But beginning in August, preferreds and utility commons began to rally strongly, bolstered by a series of reports indicating that the housing market and other parts of the economy were slowing, calming inflation fears. The rally gathered even more steam when the Fed held interest rates steady at each of its final four Open Market Committee meetings of the period.

“In a year when the broader

  stock market posted strong

  gains, utility common stocks — a

  primary area of emphasis for

  John Hancock Tax-Advantaged

  Dividend Income Fund —

  performed exceedingly well…”

Performance

For the 12 months ended December 31, 2006, John Hancock Tax-Advantaged Dividend Income Fund returned 25.67% at net asset value (NAV) and 32.21% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the

Tax-Advantaged Dividend Income Fund

market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average Specialty/Utilities closed-end fund returned 23.10% at NAV, according to Morningstar, Inc. For the same one-year period, the Merrill Lynch DRD-Preferred Index rose 7.94%, the S&P 400 Mid Cap Utilities Index earned 22.03% and the S&P 500 Bank Index gained 16.12% .

Leaders — utility common stocks

Our utility common stock holdings provided the biggest boost to the Fund’s performance. Among the most significant contributors was KeySpan Corp., which operates regulated gas utilities throughout the northeastern United States. It was buoyed by news that it would be acquired by British network operator National Grid. Another big winner was OGE Energy Corp., pushed higher by renewed investor interest in the company’s growing mid-stream gas processing business. NiSource, Inc. also performed well, thanks in large part to investors’ upward revaluation of natural gas pipeline and storage assets. Peoples Energy Corp. also helped boost returns, soaring on news that the company would be taken over by Wisconsin-based WPS Resources. Our holdings in telecommunications giant AT&T, Inc. also fared well due to growing recognition that the company’s stock provided attractive dividend yields, that its merger was working and that it was gaining market share in the broadband and wireless segments. We enjoyed good gains from Kinder Morgan, Inc., which investors pushed higher after news that the company would be sold to management.

SECTOR DISTRIBUTION[1]

Multi-utilities	31%
Electric utilities	16%
Regional banks	11%
Gas utilities	10%
Other diversified financial
services	7%
Diversified banks	6%
Integrated
telecommunication
services	3%
Investment banking &
brokerage	3%
Oil & gas exploration &
production	3%
Integrated oil & gas	2%
All others	6%

Financials pay off

Some of our financial common stock holdings also were stand-outs. After lagging the financial sector throughout most of the period, Citigroup, Inc. rallied strongly in the final months of 2006 as investors embraced its attractive dividend and earnings growth. Wells Fargo & Co. also performed well, thanks in large measure to the company’s decisions to declare a 2-for-1 stock split, to raise its common stock dividend and to buy back a significant amount of its own shares.

Among our preferred holdings, we enjoyed good gains from MetLife, Inc. because of strong demand for preferred stocks eligible

Tax-Advantaged Dividend Income Fund

for the dividends-received deduction (DRD). Bank of America Corp.’s preferred holdings, which we purchased recently, also did well, helped by investor demand for attractively priced tax-advantaged preferred stocks issued by high-quality companies amid a dearth of such securities. Likewise, our stake in PPL Electric Utilities Corp., a Pennsylvania-based electric provider, worked in our favor as the securities were in strong demand amid a scarcity of other investment-grade, tax-advantaged utility preferred stocks.

“Our utility common stock

holdings provided the biggest

boost to the Fund’s performance.”

Even in a period as favorable to preferred stocks as the past year was, we had some disappointments. In this case it was high-quality companies that carried a dividend yield lower than that of newly issued preferred stocks. Even high-quality holdings such as Royal Bank of Scotland languished because it couldn’t buck investors’ growing preference for preferred stocks with even higher yields.

Outlook

At the end of the period, the bond market was pricing in at least two rate cuts by mid- 2007. While we agree with the notion that the Fed’s next move will be to lower rates, rather than raise them further, we believe that such  action will come later than the market currently anticipates. For that reason, we believe the Treasury market could be due for a sell off amid any signs of economic strength, which likely would weigh on preferred and utility common stocks as well over the short term. Over the longer term, however, we remain quite optimistic that gradually slowing economic conditions will bode well for investments that pay fixed incomes, including preferred and utility common stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund’s portfolio on December 31, 2006.

Tax-Advantaged Dividend Income Fund

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 12-31-06

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 108.20%		$1,042,755,552
(Cost $866,456,265)

Diversified Banks 5.93%		57,117,151

Comerica, Inc.	296,000	17,369,280

U.S. Bancorp.	480,900	17,403,771

Wachovia Corp.	230,000	13,098,500

Wells Fargo & Co.	260,000	9,245,600

Diversified Metals & Mining 0.99%		9,577,600

Phelps Dodge Corp.	80,000	9,577,600

Electric Utilities 12.15%		117,121,223

American Electric Power Co., Inc.	355,500	15,137,190

FPL Group, Inc.	135,000	7,346,700

Great Plains Energy, Inc.	67,000	2,130,600

Hawaiian Electric Industries, Inc.	75,000	2,036,250

Pinnacle West Capital Corp.	230,000	11,658,700

Progress Energy, Inc.	569,600	27,955,968

Scottish Power Plc, American Depositary Receipt (ADR) (United Kingdom)	496,031	28,983,091

Southern Co.	593,400	21,872,724

Gas Utilities 12.42%		119,660,778

Atmos Energy Corp.	756,200	24,130,342

National Fuel Gas Co.	456,000	17,574,240

Northwest Natural Gas Co.	325,000	13,793,000

ONEOK, Inc.	821,100	35,405,832

Peoples Energy Corp.	585,200	26,082,364

Piedmont Natural Gas Co., Inc.	100,000	2,675,000

Independent Power Producers & Energy Traders 1.74%		16,770,760

Black Hills Corp.	454,000	16,770,760

Integrated Oil & Gas 2.13%		20,514,870

Chevron Corp.	279,000	20,514,870

Integrated Telecommunication Services 4.32%		41,652,672

AT&T, Inc.	670,000	23,952,500

Verizon Communications, Inc.	475,300	17,700,172

Multi-Utilities 42.34%		408,066,474

Ameren Corp.	561,100	30,147,903

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Issuer		Shares	Value
Multi-Utilities (continued)

CH Energy Group, Inc.		373,600	$19,726,080

Consolidated Edison, Inc.		525,100	25,241,557

Dominion Resources, Inc.		385,000	32,278,400

DTE Energy Co.		609,914	29,525,937

Duke Energy Corp.		1,099,846	36,525,886

Energy East Corp.		573,000	14,210,400

KeySpan Corp.		811,747	33,427,741

NiSource, Inc.		642,700	15,489,070

NSTAR		1,086,000	37,314,960

OGE Energy Corp.		884,800	35,392,000

PNM Resources, Inc.		185,000	5,753,500

Public Service Enterprise Group, Inc.		375,600	24,932,328

SCANA Corp.		257,500	10,459,650

TECO Energy, Inc.		40,000	689,200

Vectren Corp.		689,900	19,510,372

WPS Resources Corp.		343,000	18,532,290

Xcel Energy, Inc.		820,000	18,909,200

Oil & Gas Storage & Transportation 2.03%			19,521,450

Kinder Morgan, Inc.		184,600	19,521,450

Other Diversified Financial Services 6.40%			61,649,140

Bank of America Corp.		730,000	38,974,700

Citigroup, Inc.		187,000	10,415,900

JPMorgan Chase & Co.		253,800	12,258,540

Publishing 0.07%			680,867

Idearc, Inc. (I)		23,765	680,867

Regional Banks 15.37%			148,159,259

BB&T Corp.		495,000	21,745,350

First Horizon National Corp.		215,000	8,982,700

KeyCorp		619,000	23,540,570

National City Corp.		505,000	18,462,800

PNC Financial Services Group, Inc. (The)		305,000	22,582,200

Regions Financial Corp.		1,412,985	52,845,639

Thrifts & Mortgage Finance 1.29%			12,418,770

Washington Mutual, Inc.		273,000	12,418,770

Wireless Telecommunication Services 1.02%			9,844,538

Vodafone Group Plc, ADR (United Kingdom)		354,375	9,844,538

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 30.49%			$293,821,348
(Cost $296,059,564)

Broadcasting & Cable TV 0.32%			3,124,565

Comcast Corp., 7.00%	BBB+	120,500	3,124,565

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Consumer Finance 0.61%			$5,905,645

HSBC Finance Corp., 6.36%,
Depositary Shares, Ser B	A	150,000	3,888,000

HSBC USA, Inc., $2.8575 (G)	A1	6,100	312,625

SLM Corp., 6.97%, Ser A	BBB+	31,400	1,705,020

Diversified Banks 2.63%			25,316,370

Royal Bank of Scotland Group Plc,
5.75%, Ser L (United Kingdom)	A	920,000	22,218,000

Wells Fargo Capital Trust
IV, 7.00%	A+	123,000	3,098,370

Electric Utilities 10.44%			100,666,670

Alabama Power Co., 5.30%
(Class A)	BBB+	213,000	5,276,010

Carolina Power & Light Co., $5.44	BB+	111,493	10,424,596

Connecticut Light & Power Co.,
$3.24, Ser 68G	BB+	20,686	1,063,391

Duquesne Light Co., 6.50%	BB+	427,000	21,136,500

Entergy Arkansas, Inc., $6.08	Ba1	11,372	1,073,232

Entergy Arkansas, Inc., 4.56%	BB+	9,388	792,699

Entergy Arkansas, Inc., 4.56%,
Ser 1965	BB+	9,818	829,007

Entergy Arkansas, Inc., 6.45%	BB+	110,000	2,770,625

Entergy Gulf States, Inc., $7.56	BB+	28,422	2,849,590

Entergy Mississippi, Inc., 4.92%	Ba2	8,190	657,248

Entergy Mississippi, Inc., 6.25%	BB+	197,500	5,011,563

FPC Capital I, 7.10%, Ser A	BB+	48,600	1,225,692

FPL Group Capital Trust I, 5.875%	BBB+	318,200	7,729,078

Interstate Power & Light Co.,
7.10%, Ser C	BBB–	20,600	528,596

Interstate Power & Light Co.,
8.375%, Ser B	Baa3	233,000	7,506,980

PPL Electric Utilities Corp.,
6.25%, Depositary Shares	BBB	300,000	7,828,140

PPL Energy Supply, LLC, 7.00%	BBB	297,512	7,744,237

Southern California Edison Co.,
6.00%, Ser C	BBB–	30,000	3,081,564

Southern California Edison
Co., 6.125%	BBB–	50,000	5,087,500

Virginia Power Capital
Trust, 7.375%	BB+	135,400	3,463,532

Xcel Energy, Inc., $4.56, Ser G	BB+	53,900	4,586,890

Gas Utilities 1.19%			11,467,350

Southern Union Co., 7.55%, Ser A	BB	449,700	11,467,350

Investment Banking & Brokerage 3.89%			37,454,295

Bear Stearns Cos., Inc. (The),
5.49%, Depositary Shares, Ser G	BBB+	246,100	11,812,800

Bear Stearns Cos., Inc. (The),
5.72%, Depositary Shares, Ser F	BBB+	3,000	150,600

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value
Investment Banking & Brokerage (continued)

Bear Stearns Cos., Inc. (The),
6.15%, Depositary Shares, Ser E	BBB+	72,900	$3,677,805

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D	A–	63,000	3,203,550

Lehman Brothers Holdings, Inc.,
5.94%, Depositary Shares, Ser C	A–	271,760	13,655,940

Lehman Brothers Holdings, Inc.,
6.50%, Depositary Shares, Ser F	A–	193,500	4,953,600

Life & Health Insurance 1.94%			18,696,102

MetLife, Inc., 6.50%, Ser B	BBB	705,000	18,548,550

Prudential Plc, 6.50%
(United Kingdom)	A–	5,800	147,552

Multi-Line Insurance 0.56%			5,446,727

Aegon NV, 6.50% (Netherlands)	A–	5,000	128,950

ING Groep NV, 6.20% (Netherlands)	A	109,100	2,778,777

ING Groep NV, 7.05% (Netherlands)	A	100,000	2,539,000

Multi-Utilities 1.04%			9,982,871

BGE Capital Trust II, 6.20%	BBB–	147,100	3,640,725

Public Service Electric & Gas
Co., 5.05%, Ser D	BB+	23,442	2,168,385

Public Service Electric & Gas
Co., 5.28%, Ser E	BB+	22,930	2,166,885

South Carolina Electric & Gas
Co., 6.52%	Baa1	20,000	2,006,876

Oil & Gas Exploration & Production 3.80%			36,631,563

Anadarko Petroleum Corp., 5.46%,
Depositary Shares, Ser B	BB	40,000	3,788,752

Apache Corp., 5.68%, Depositary
Shares, Ser B	BBB	50,000	4,985,940

Chesapeake Energy Corp., 6.25%,
Conv (G)	B1	7,290	1,840,069

Devon Energy Corp., 6.49%, Ser A	BB+	150,000	15,121,875

Nexen, Inc., 7.35% (Canada)	BB+	422,284	10,894,927

Other Diversified Financial Services 3.56%			34,269,690

ABN AMRO Capital Funding Trust
VII, 6.08%	A	950,000	23,750,000

Bank of America Corp.,
Despositary Shares, Ser D	A	240,000	6,216,000

Citigroup Capital VIII, 6.95%	A	95,500	2,404,690

JPMorgan Chase Capital X, 7.00%,
Ser J	A–	75,000	1,899,000

Reinsurance 0.28%			2,665,600

RenaissanceRe Holdings Ltd.,
6.08%, Ser C (Bermuda)	BBB	112,000	2,665,600

Wireless Telecommunication Services 0.23%			2,193,900

United States Cellular, 7.50%	BBB	85,200	2,193,900

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 0.46%					$4,400,000
(Cost $4,399,413)
Government U.S. Agency 0.46%					4,400,000

Federal Home Loan Bank,
Disc Note	Zero%	01-02-07	AAA	$4,400	4,400,000

Total investments (Cost $1,166,915,242) 139.15%					$1,340,976,900

Other assets and liabilities, net 0.29%					$2,779,568

Fund preferred shares and accrued dividends, at value (39.44%)					($380,061,061)

Total net assets 100.00%					$963,695,407

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Tax-Advantaged Dividend Income Fund

Financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities 12-31-06

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $1,166,915,242)	$1,340,976,900
Cash and cash equivalents	62,157
Cash segregated for futures contracts	204,750
Dividends receivable	3,626,503
Receivable for futures variation margin	39,375
Other assets	9,193
Total assets	1,344,918,878

Liabilities

Payable for investments purchased	821,566
Payable to affiliates
Management fees	60,994
Other	69,027
Other payables and accrued expenses	210,823
Total liabilities	1,162,410
Auction Preferred Shares (APS), including accrued dividends, unlimited number of shares of beneficial interest authorized with no par value,
15,200 shares issued, liquidation preference of $25,000 per share	380,061,061

Net assets

Common shares capital paid-in	798,439,298
Accumulated net realized loss on investments and financial futures contracts	(9,028,035)
Net unrealized appreciation of investments	174,367,071
Distributions in excess of net investment income	(82,927)
Net assets applicable to common shares	$963,695,407

Net asset value per common share

Based on 42,077,487 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$22.90

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 12-31-06.

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends (including special dividends of $5,625,300)	$67,718,317
Interest	1,328,301
Total investment income	69,046,618

Expenses

Investment management fees (Note 2)	9,523,503
Accounting and legal services fees (Note 2)	183,264
Compliance fees	16,660
APS auction fees	985,505
Custodian fees	191,311
Printing fees	144,220
Federal excise tax	112,475
Professional fees	57,693
Trustees’ fees	50,965
Transfer agent fees (Note 2)	36,936
Registration and filing fees	22,979
Interest	834
Miscellaneous	83,886

Total expenses	11,410,231
Less expense reductions (Note 2)	(2,539,601)

Net expenses	8,870,630

Net investment income	60,175,988

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	28,542,988
Financial futures contracts	(599,107)

Change in net unrealized appreciation (depreciation) of
Investments	124,449,324
Financial futures contracts	305,413

Net realized and unrealized gain	152,698,618
Distribution to APS Series M	(4,062,911)
Distribution to APS Series W	(4,036,550)
Distribution to APS Series TH	(4,243,933)
Distribution to APS Series F	(4,110,829)

Increase in net assets from operations	$196,420,383

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	12-31-05[1]	12-31-06

Increase in net assets

From operations
Net investment income	$51,268,488	$60,175,988
Net realized gain	17,071,999	27,943,881
Change in net unrealized appreciation (depreciation)	(27,014,772)	124,754,737
Distributions to APS	(12,079,966)	(16,454,223)

Increase in net assets resulting from operations	29,245,749	196,420,383
Distributions to common shareholders
From net investment income	(48,826,716)	(48,826,716)
From net realized gain	(3,871,550)	(22,389,010)
	(52,698,266)	(71,215,726)

Net assets

Beginning of period	861,943,267	838,490,750
End of period[2]	$838,490,750	$963,695,407

1 Audited by previous auditor.

2 Includes accumulated (distributions in excess of) net investment income of $2,985 and $(82,927), respectively.

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	12-31-04[1,2]	12-31-05[1]	12-31-06

Per share operating performance
Net asset value, beginning of period	$19.10[3]	$20.48	$19.93
Net investment income[4]	1.14	1.22	1.43[5]
Net realized and unrealized
gain (loss) on investments	1.54	(0.23)	3.62
Distributions to APS	(0.29)	(0.29)	(0.39)

Total from investment operations	2.39	0.70	4.66
Less distributions to common shareholders
From net investment income	(0.87)	(1.16)	(1.16)
From net realized gain	—	(0.09)	(0.53)
	(0.87)	(1.25)	(1.69)
Capital charges
Offering costs related
to common shares	(0.02)	—	—
Offering costs and underwriting
discounts related to APS	(0.12)	—	—

Net asset value, end of period	$20.48	$19.93	$22.90
Per share market value, end of period	$17.99	$16.81	$20.32
Total return at market value[6,7](%)	(5.47)[8,9]	0.28	32.21

Ratios and supplemental data

Net assets applicable
to common shares, end of period
(in millions)	$862	$838	$964
Ratio of net expenses to average
net assets[10] (%)	0.95[11]	1.03	1.00
Ratio of gross expenses to average
net assets[12] (%)	1.23[11]	1.32	1.28
Ratio of net investment income
to average net assets[13] (%)	6.11[11]	5.97	6.76[5]
Portfolio turnover (%)	42[9]	24	41

Senior securities
Total value of APS outstanding
(in millions)	$380	$380	$380
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25
Average market value per unit
(in thousands)	$25	$25	$25
Asset coverage per unit [14]	$79,542	$79,901	$88,352

See notes to financial statements

Tax-Advantaged Dividend Income Fund

F I N A N C I A L   S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Commencement of operations period from 2-27-04 through 12-31-04.

3 Reflects the deduction of a $0.90 per share sales load.

4 Based on the average of the shares outstanding.

5 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund which amounted to $0.13 per share and 0.63% of net assets.

6 Assumes dividend reinvestment.

7 Totals return would have been lower had certain expenses not been reduced during the periods shown.

8 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

9 Not annualized.

10 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.69%, 0.71% and 0.70% for the years ended 12-31-04, 12-31-05 and 12-31-06, respectively.

11 Annualized.

12 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the period shown. Without the exclusion of preferred shares, the adjusted annualized ratios of expenses would have been 0.89%, 0.91% and 0.90% for the years ended 12-31-04, 12-31-05 and 12-31-06, respectively.

13 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of net investment income would have been 4.42%, 4.14% and 4.74% for the years ended 12-31-04, 12-31-05 and 12-31-06, respectively.

14 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements

Tax-Advantaged Dividend Income Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

Significant accounting policies of the Fund
are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instrument. At the time the Fund enters into financial futures contracts, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as “initial margin,” equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts. On December 31, 2006, the Fund had deposited $204,750 in a segregated account to cover margin requirements on open financial futures contracts.

Tax-Advantaged Dividend Income Fund

The Fund had the following financial futures contracts open on December 31, 2006:

	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	APPRECIATION

U.S. Treasury 10-Year Note	285	Short	Mar 07	$245,154
U.S. Treasury 10-Year Note	30	Short	Mar 07	60,259

				$305,413

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. Net capital losses of $1,553,672 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on January 1, 2006, the first day of the Fund’s next taxable year.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than June 29, 2007 and the effects will be noted in the Fund’s semiannual financial statements.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued, and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund, and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2005, the tax character of distributions paid was as follows: ordinary income $60,184,580 and long-term capital gains $4,593,652. During the year ended December 31, 2006, the tax character of distributions paid was as follows: ordinary income $69,051,314 and long-term capital gain $18,618,635. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of December 31, 2006, the components of distributable earnings on a tax basis included $5,738,346 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Tax-Advantaged Dividend Income Fund

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the ”Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75% of the Fund’s average daily net asset value and the value attributable to the Auction Preferred Shares (collectively, “managed assets”).

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICO”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth  year. Accordingly, the expense reductions related to the reduction in the management fee amounted to $2,539,601 for the year ended December 31, 2006. After the eighth year, the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $183,264. The Fund also paid the Adviser the amount of $4,384 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

The Adviser and other subsidiaries of JHLICO owned 7,487 shares of beneficial interest of the Fund on December 31, 2006.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Tax-Advantaged Dividend Income Fund

Note 3
Fund share transactions

This listing illustrates the reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

	Year ended 12-31-05[1]			Year ended 12-31-06
	Shares	Amount	Shares	Amount

Beginning of period	42,077,487	$798,628,966	42,077,487	$798,551,773
Reclassification of
capital accounts	—	(77,193)	—	(112,475)
Net increase	42,077,487	$798,551,773	42,077,487	$798,439,298

1 Audited by previous auditor.

Auction preferred shares

The Fund issued total of 15,200 Auction Preferred Shares (3,800 shares of Series M, 3,800 shares of Series W, 3,800 of shares of Series TH and 3,800 shares of Series F) (collectively, the “APS”) on May 3, 2004, in a public offering. The underwriting discount of $3,800,000 and offering costs of $396,310 incurred in connection with the preferred shares and offering cost of $854,726 related to common shares were charged to capital paid-in of common shares during the period ended December 31, 2004.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every seven days thereafter by an auction. During the year ended December 31, 2006, dividend rates on APS ranged as follows: Series M from 3.20% to 4.70%, Series W from 3.00% to 4.80%, Series TH from 4.10% to 4.76% and Series F from 3.59% to 4.75% . Accrued dividends on APS, if any, are included in the value of APS on the Fund’s Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund’s by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

Note 4
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2006, aggregated $512,594,254 and $524,528,509, respectively.

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was $1,179,822,538. Gross unrealized appreciation and depreciation of investments aggregated $181,337,252 and $20,182,890, respectively, resulting in net unrealized appreciation of $161,154,362. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note 5
Reclassification of accounts

During the year ended December 31, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $4,906,564, a decrease in accumulated net

Tax-Advantaged Dividend Income Fund

investment loss of $5,019,039 and a decrease in capital paid-in of $112,475. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for federal excise tax and non-deductible organizational costs. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Tax-Advantaged Dividend Income Fund

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Tax-Advantaged
Dividend Income Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended December 31, 2005 and the financial highlights for each of the periods ended on or before December 31, 2005 were audited by another independent registered public accounting firm, whose report dated February 16, 2006 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2007

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2006.

This Fund has designated distributions of $18,618,635 to shareholders as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2006, 79.95% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders were mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

Dividends and distributions

During the year ended December 31, 2006, dividends from net investment income totaling $1.1604 and distributions from capital gains totaling $0.5321 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

January 31, 2006	$0.0967
February 28, 2006	0.0967
March 31, 2006	0.0967
April 28, 2006	0.0967
June 2, 2006	0.0967
June 30, 2006	0.0967
July 31, 2006	0.0967
August 31, 2006	0.0967
September 29, 2006	0.0967
October 31, 2006	0.0967
November 30, 2006	0.0967
December 29, 2006	0.0967

CAPITAL
GAIN
PAYMENT DATE	DISTRIBUTION

December 29, 2006	$0.5321

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as plan agent for the common shareholders (the “Plan Agent”). Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such

Tax-Advantaged Dividend Income Fund

dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, cer-tificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Tax-Advantaged Dividend Income Fund

Shareholder meeting

On March 22, 2006, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 39,585,552 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James R. Boyle	38,907,766	677,786
Charles L. Ladner	38,925,509	660,043
John A. Moore	38,940,330	645,222

The preferred shareholders elected Ronald R. Dion as Trustee of the Fund until his successor is duly elected and qualified, with the votes tabulated as follows: 12,695 FOR, 0 AGAINST and 68 ABSTAINING.

The common and preferred shareholders ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditors for the fiscal year ending December 31, 2006, with votes tabulated as follows: 39,141,943 FOR, 210,454 AGAINST and 233,155 ABSTAINING.

Tax-Advantaged Dividend Income Fund

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Tax-
Advantaged Dividend Income Fund

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment subadvisory agreement (the “Subadvisory Agreement”) with Sovereign Asset Management LLC (the “Subadviser”). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the “Category”) and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005, (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group, (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser, (iv) the Adviser’s financial  results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale, (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vii) the background and experience of senior management and investment professionals, and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board noted that the Fund had less than two full years of operational history, and considered the performance results for the Fund since its inception in 2004 through December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted the Fund’s performance was lower than the performance of the Category and Peer Group medians and its benchmark index, the Russell 1000 Value Index, over the 1-year period. The Board recognized the short operational history of the Fund and indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Category and Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and the Category. The Board favorably considered the Adviser’s agreement to continue fee waivers, which lowered the Advisory Agreement Rate.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Gross Expense Ratio”) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (“Net Expense Ratio”). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the Category and Peer Group medians. The Board favorably considered the impact of the fee waivers towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expense results and performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the “Subadvisory Agreement Rate”) payable by the Adviser to the Subadviser for investment sub-advisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly,  which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of December 31, 2005.

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982-2005)
Began business career in 1982
Joined fund team in 2004
Fund ownership – $1–$10,000

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995-2005)
Began business career in 1981
Joined fund team in 2004
Fund ownership – $1–$10,000

James K. Schmidt, CFA
Executive Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Executive Vice President, John Hancock Advisers, LLC (1992-2005)
Began business career in 1979
Joined fund team in 2004
Fund ownership – None

Lisa A. Welch
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1998-2005)
Began business career in 1986
Joined fund team in 2004
Fund ownership – $1–$10,000

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2006. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Mark T. Maloney	Other Investment Companies:
8 funds with assets of approximately $3.9 billion.
Other Pooled Investment Vehicles:
2 accounts with assets of approximately $43 million.
Other Accounts: None

Gregory K. Phelps	Other Investment Companies:
8 funds with assets of approximately $3.9 billion.
Other Pooled Investment Vehicles:
2 accounts with assets of approximately $43 million.
Other Accounts: None

James K. Schmidt, CFA	Other Investment Companies:
6 funds with assets of approximately $4.1 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Lisa A. Welch	Other Investment Companies:
4 funds with assets of approximately $3.9 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Neither the Adviser nor Subadviser receives a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently comprised of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior portfolio managers, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2004	64

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	2004	64

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates
(engineering) (until 2000); Chairman and Chief Executive Officer, Carlin
Consolidated, Inc. (management/investments) (since 1987); Director and
Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since 1993); Director of the following:
Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance) (until 2000),
HealthPlan Services, Inc. (until 1999), Flagship Healthcare, Inc. (until 1999),
Carlin Insurance Agency, Inc. (until 1999); Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr., [2] Born: 1935	2004	64

President and Chief Executive Officer, Brookline Bancorp, Inc. (lending) (since
1972); Chairman and Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998); Vice Chairman, Northeastern University Board of Trustees (since 2004).

William H. Cunningham, Born: 1944	2004	64

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer,
IBT Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until
2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln
National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation
(diversified life insurance company) (until 2006), New Century Equity Holdings

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham , Born: 1944 (continued)	2004	64

(formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest
Airlines, Introgen and Viasystems Group, Inc. (electronic manufacturer) (until
2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until
2001); Advisory Director, Q Investments (until 2003); Advisory Director,
JPMorgan Chase Bank (formerly Texas Commerce Bank – Austin), LIN Television
(since 2002), WilTel Communications (until 2003) and Hayes Lemmerz
International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2004	64

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director, AmeriGas, Inc.
(retired 1998); Director, AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2004	64

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2004	64

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2004	64

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	259

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group, John
Hancock Funds, LLC (since 2005); Director, MFC Global Investment Management
(U.S.), LLC (“MFC Global (U.S.)”) (since 2005); Director, John Hancock Signature
Services, Inc. (since 2005); President and Chief Executive Officer, John Hancock
Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds II, John Hancock Funds III and John Hancock Trust;
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006);
Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel,
MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947		2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Financial Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Financial Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (since 2005); Executive Vice President and
Chief Financial Officer, John Hancock Investment Management Services, LLC
(since 2005); Vice President and Chief Financial Officer, MFC Global (U.S.)
(since 2005); Director, John Hancock Signature Services, Inc. (since 2005);
Chief Financial Officer, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since 2005); Vice President and General Manager, Fixed Annuities,
U.S. Wealth Management (until 2005); Vice President, Operations, Manulife
Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the
Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2Member of Audit Committee.

3Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
John Hancock Advisers, LLC	common shareholders	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
MFC Global Investment		Stock symbol
Management (U.S.), LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange:
Boston, MA 02199	Deutsche Bank Trust	HTD
Company Americas
Custodian	280 Park Avenue	For shareholder assistance
The Bank of New York	New York, NY 10017	refer to page 24
One Wall Street
New York, NY 10286	Legal counsel
Kirkpatrick & Lockhart
Preston Gates Ellis LLP
1 Lincoln Street
Boston, MA 02111-2950

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Core Equity Fund	International Core Fund
Focused Equity Fund	International Fund
Growth Fund	International Growth Fund
Growth Opportunities Fund
Growth Trends Fund	INCOME
Intrinsic Value Fund	Bond Fund
Large Cap Equity Fund	Government Income Fund
Large Cap Select Fund	High Yield Fund
Mid Cap Equity Fund	Investment Grade Bond Fund
Mid Cap Growth Fund	Strategic Income Fund
Multi Cap Growth Fund
Small Cap Equity Fund	TAX-FREE INCOME
Small Cap Fund	California Tax-Free Income Fund
Small Cap Intrinsic Value Fund	High Yield Municipal Bond Fund
Sovereign Investors Fund	Massachusetts Tax-Free Income Fund
U.S. Core Fund	New York Tax-Free Income Fund
U.S. Global Leaders Growth Fund	Tax-Free Bond Fund
Value Opportunities Fund
MONEY MARKET
ASSET ALLOCATION	Money Market Fund
Allocation Core Portfolio	U.S. Government Cash Reserve
Allocation Growth + Value Portfolio
Lifecycle 2010 Portfolio	CLOSED-END
Lifecycle 2015 Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2020 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2025 Portfolio	Income Securities Trust
Lifecycle 2030 Portfolio	Investors Trust
Lifecycle 2035 Portfolio	Patriot Global Dividend Fund
Lifecycle 2040 Portfolio	Patriot Preferred Dividend Fund
Lifecycle 2045 Portfolio	Patriot Premium Dividend Fund I
Lifecycle Retirement Portfolio	Patriot Premium Dividend Fund II
Lifestyle Aggressive Portfolio	Patriot Select Dividend Fund
Lifestyle Balanced Portfolio	Preferred Income Fund
Lifestyle Conservative Portfolio	Preferred Income II Fund
Lifestyle Growth Portfolio	Preferred Income III Fund
Lifestyle Moderate Portfolio	Tax-Advantaged Dividend Income Fund

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

For more complete information on any John Hancock Fund and an Open-End fund prospectus, which includes charges and expenses, call your financial professional, or John Hancock Funds at 1-800-225-5291 for Open-End fund information and 1-800-852-0218 for Closed-End fund information. Please read the Open-End fund prospectus carefully before investing or sending money.

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds. com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P130A 12/06
2/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $34,500 for the fiscal year ended December 31, 2005 and $25,800 for the fiscal year ended December 31, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,400 for the fiscal year ended December 31, 2005 and $3,700 for the fiscal year ended December 31, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended December 31, 2005 and $3,000 for the fiscal year ended December 31, 2006. There were no other fees during the fiscal year ended December 31, 2005 and December 31, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2005 and December 31, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $8,600 for the fiscal year ended December 31, 2005, and $872,192 for the fiscal year ended December 31, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Richard P. Chapman, Jr.
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(3) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: February 27, 2007

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Chief Financial Officer

Date: February 27, 2007